UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-2.1 Agreement and Plan of Merger
EX-99.1 Description of the terms of the Inverness Preferred Shares
EX-99.2 Voting Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On January 27, 2008 , Inverness Medical Innovations, Inc., a Delaware corporation (“Inverness”), Milano MH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Inverness (“Merger Sub”), Milano MH Acquisition LLC a single member Delaware limited liability company and wholly owned subsidiary of Inverness (“Merger LLC”), and Matria Healthcare, Inc., a Delaware corporation (“Matria”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Inverness will acquire Matria through a merger of Matria with and into Merger Sub (the “Merger”), with Matria to be the surviving corporation in the Merger (the “Surviving Corporation”), which will be followed, as soon as reasonably practicable, by a merger of the Surviving Corporation with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Transaction”).
     The completion of the Merger is subject to various closing conditions, including obtaining the approval of Matria shareholders and filings under the Hart-Scott-Rodino Antitrust Improvements Act. It is intended that the Upstream Merger shall be effected as soon as practicable following the effective time of the Merger without further approval or conditions. The Transaction is intended to qualify as a reorganization for federal income tax purposes.
     At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders of any capital stock of Matria, each share of common stock of Matria issued and outstanding immediately prior to the Effective Time will be converted into the right to receive: (i) $32.50 in newly created convertible perpetual preferred stock of Inverness (each full share, an “Inverness Preferred Share”), and (ii) $6.50 in cash (the “Cash Portion”, and together with the Inverness Preferred Shares in the preceding clause, the “Merger Consideration”). At any time prior to the closing date of the Merger, Inverness may elect, in its sole discretion, to pay the aggregate Merger Consideration (which, shall include the Cash Portion and the Inverness Preferred Shares) as $39.00 in cash, without interest, and the parties to the Merger Agreement shall not have any obligation to consummate the Upstream Merger. A summary of the terms of the Inverness Preferred Shares is attached as Exhibit 99.1 hereto. The parties to the Merger Agreement have agreed to prepare and file documents with the Securities and Exchange Commission (see “Additional Information and Where to Find It” below) and a Certificate of Designation of Series B Convertible Perpetual Preferred Stock of Inverness Medical Innovations, Inc. (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. These documents will contain the complete terms of the Inverness Preferred Shares.
     Each option to purchase shares of Matria common stock granted under employee and director stock plans of Matria will vest prior to the effective time of the Merger by their terms and each option that is outstanding as of immediately prior to the Effective Time will be assumed by Inverness and converted into a right to acquire shares of Inverness common stock under an exchange ratio as provided for in the Merger Agreement.
     If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Matria will be required to pay Inverness a termination fee of $27 million.

     The Boards of Directors of Inverness and Matria have approved the Merger and the Merger Agreement.
     Concurrently with the entry into the Merger Agreement, Inverness entered into a voting agreement (“Voting Agreement”) with Parker H. Petit under which Mr. Petit has agreed to vote all shares of common stock of Matria owned by him in favor of the approval of the Merger and the adoption of the Merger Agreement.
     The foregoing description of the Merger Agreement and the Voting Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the Voting Agreement. Copies of these documents are attached hereto as Exhibits 2.1 and 99.2, respectively, and incorporated herein by reference.
     The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Inverness or Matria. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Matria and Inverness to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Inverness and Matria rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Inverness or Matria.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of January 27, 2008 among Inverness Medical Innovations, Inc., Milano MH Acquisition Corp., Milano Acquisition LLC, and Matria Healthcare, Inc.

99.1	Summary of the terms of the Inverness Preferred Shares. The parties to the Merger Agreement have agreed to prepare and file certain documents with the Securities and Exchange Commission and the Secretary of State of the State of Delaware that will set forth the full terms of the Inverness Preferred Shares. See “Additional Information and Where to Find It” below.

99.2	Voting Agreement dated as of January 27, 2008 among Inverness Medical Innovations, Inc. and Parker H. Petit.

Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. These statements include, but are not limited to, those regarding the prospects and timing associated with the consummation of the Merger and the tax treatment of the Transaction for federal income tax purposes. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that the Merger does not close, including the risk that required shareholder and regulatory approvals for the Merger may not be obtained; the risk that the Internal Revenue Service may determine that the Transaction does not qualify as a reorganization for federal income tax purposes; diversion of management’s attention away from other business concerns; the risks associated with the development, generally, of the combined company’s overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company’s products and services; and the other risks set forth in Inverness’ and Matria’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The combined company may not successfully integrate the operations of Inverness and Matria in a timely manner, or at all, and the combined company may not realize the anticipated benefits or synergies of the Merger. Inverness undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Current Report on Form 8-K.
Additional Information and Where To Find It
     Inverness plans to file with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which will include Matria’s proxy statement and Inverness’ prospectus for the proposed transaction. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, MATRIA, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Matria can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from Matria by contacting Investor Relations at (770) 767-4500 or investor_relations@matria.com or by directing a request when such a filing is made to Matria Healthcare, Inc.,1850 Parkway Place, Marietta, GA 30067, Attention: Secretary.
     Inverness, Matria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Matria in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding Matria’s directors and executive officers is also included in Matria’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 30, 2007. This proxy statement is available free of charge at the SEC’s web site at www.sec.gov and from Matria by contacting them as described above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: January 28, 2008	By:	/s/ David Teitel
David Teitel
Chief Financial Officer